UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21359
                                                     ---------

     MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund
     ----------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                   2455 Corporate West Drive, Lisle, IL 60532
                   ------------------------------------------
               (Address of principal executive offices) (Zip code)

                                J. Thomas Futrell
                   2455 Corporate West Drive, Lisle, IL 60532
                   ------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 505-3700
                                                           ----------------

                        Date of fiscal year end: July 31
                                                 -------

                   Date of reporting period: January 31, 2010
                                             ----------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is as follows:


      SEMIANNUAL
          REPORT
January 31, 2010
     (Unaudited)

MBIA CAPITAL/CLAYMORE MANAGED DURATION  |
       INVESTMENT GRADE MUNICIPAL FUND  | MZF

Logo: CUTWATER ASSET MANAGEMENT

Logo: Claymore (R)

                                                            WWW.CLAYMORE.COM/MZF
                                                  ... YOUR STREAM TO THE LATEST,
                                           MOST UP-TO-DATE INFORMATION ABOUT THE
                                          MBIA CAPITAL/CLAYMORE MANAGED DURATION
                                                 INVESTMENT GRADE MUNICIPAL FUND



                                [PHOTO OF A LAKE]

                              MZF | MBIA CAPITAL/CLAYMORE
                           LISTED | MANAGED DURATION
                             NYSE | INVESTMENT GRADE
                                    MUNICIPAL FUND

Logo: CUTWATER ASSET MANAGEMENT                               Logo: Claymore (R)

    There can be no assurence the fund will achieve its investment objective. The value of the fund will fluctuate with the value of the underlying securites.
      Historically, closed-end funds often trade at a discount to their net asset value.

             NOT FDIC-INSURED o NOT BANK-GUARANTEED o MAY LOSE VALUE


The shareholder report you are reading right now is just the beginning of the story. Online at WWW.CLAYMORE.COM/MZF, you will find:

o    Daily, weekly and monthly data on share prices, distributions and more

o    Portfolio overviews and performance analyses

o    Announcements, press releases and special notices and tax characteristics

Cutwater Asset Management and Claymore are continually updating and expanding shareholder information services on the Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

2 | Semiannual Report | January 31, 2010

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Dear SHAREHOLDER |


We thank you for your investment in MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the "Fund"). This report covers performance for the semiannual period ended January 31, 2010.

The Fund's investment objective is to provide high current income exempt from regular Federal income tax while seeking to protect the value of the Fund's assets during periods of interest rate volatility. Under normal market conditions, the Fund seeks to achieve this objective by investing at least 80% of its total assets in municipal bonds of investment-grade quality and normally investing substantially all of its total assets in securities of investment-grade quality.

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. For the six-month period ended January 31, 2010, the Fund provided a total return based on market price of 16.59% and a total return of 12.51% based on NAV. As of January 31, 2010, the Fund's market price of $13.35 represented a discount of 3.54% to NAV of $13.84. Past performance is not a guarantee of future results. The Fund performed exceptionally well, with an NAV return more than double that of the municipal bond market as a whole, as measured by the Barclays Municipal Bond Index. The Fund's performance benefited from favorable decisions with regard to credit quality, duration and market sectors.

On August 3, 2009, the Fund announced a 22.95% increase in the monthly dividend to $0.0750 per share. On November 2, 2009, the Fund announced a 10.00% increase in the monthly dividend to $0.0825 per share. The increased dividend represents an annualized distribution rate of 7.42% based on the most recent market price of $13.35 on January 31, 2010. This distribution rate represents a taxable equivalent yield of 11.41% for shareholders in the 35% federal income tax bracket.

The market value of the Fund's shares fluctuates from time to time, and it may be higher or lower than the Fund's NAV. The current discount to NAV may provide an opportunity for suitable investors to purchase shares of the Fund below the market value of the securities in the underlying portfolio. We believe that, over the long term, the progress of the NAV will be reflected in the market price return to shareholders.

The Fund's Investment Adviser, known during the period covered by this report as MBIA Capital Management Corp. ("MBIA"), is owned by MBIA Asset Management Group, which manages fixed-income products with a total value of approximately $42 billion as of January 31, 2010. Its parent company, MBIA, Inc., is listed on the New York Stock Exchange and is a component stock of the S&P 500 Index.

On February 8, 2010, MBIA, Inc. announced that it has restructured MBIA Asset Management Group. The firm, now known as Cutwater Asset Management ("Cutwater"), will operate under the MBIA corporate umbrella as a separate operating company focused on fixed-income asset management. Cutwater continues to be led by the management team in place before the restructuring. In addition to its third-party advisory business, Cutwater will continue to manage proprietary portfolios on a fee-for-services basis for MBIA, Inc.

Claymore Securities, Inc. ("Claymore") serves as the Fund's Servicing Agent. Claymore entities provide supervision, management or servicing on more than $15.2 billion in assets as of December 31, 2009. Claymore Securities, Inc. currently offers closed-end funds, unit investment trusts and exchange-traded funds.

On July 17, 2009, Claymore Group Inc., the parent of Claymore (the "Servicing Agent"), entered into an Agreement and Plan of Merger between and among Claymore Group Inc., Claymore Holdings, LLC and GuggClay Acquisition, Inc. (with the latter two entities being wholly-owned, indirect subsidiaries of Guggenheim Partners, LLC ("Guggenheim")). The transaction closed on October 14, 2009, whereby GuggClay Acquisition, Inc. merged into


                                        Semiannual Report | January 31, 2010 | 3

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | DEAR SHAREHOLDER continued


Claymore Group Inc., the surviving entity. The transaction resulted in a change-of-control whereby Claymore Group Inc. and its subsidiaries, including the Servicing Agent, became indirect, wholly-owned subsidiaries of Guggenheim. The transaction has not affected the daily operations of the Fund or the services provided by the Servicing Agent.

The servicing agreement for the Fund automatically terminated as a result of the Guggenheim transaction. The Fund's Board of Trustees considered and approved a new servicing agreement, which was substantially the same as the prior agreement, for the Fund; however, shareholder approval of the new servicing agreement is not required.

Claymore Advisors, LLC ("Claymore Advisors") serves as Administrator for the Fund. While the administration agreement did not terminate automatically as a result of the transaction, the Fund's Board of Trustees continues to monitor the services received under the agreement to ensure that the continuation of this agreement remains in the best interests of shareholders.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan ("DRIP"), which is described in detail on page 22 of the Fund's semiannual report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund's common shares is at a premium above NAV, the DRIP reinvests participants' dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a steady monthly distribution rate, the DRIP plan effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

On November 27, 2009, the Fund announced that it would commence a tender offer for up to 15% of its outstanding common shares at a price equal to at least 98% of the Fund's NAV per share on the date the tender offer expires. The Fund commenced the initial tender offer on February 11, 2010 and this tender offer closed on March 12, 2010. The Fund repurchased for cash, on a pro-rata basis for those participating in the tender, 15% of the Fund's outstanding shares at a price of $13.73 per share. In addition, upon the occurrence of certain events and certain other terms and conditions, the Fund's Board of Trustees has also agreed to conduct up to three further tender offers as soon as reasonably practicable after June 1, 2010, September 1, 2010 and December 1, 2010.

To learn more about the Fund's performance, we encourage you to read the Questions & Answers section of the report, which begins on page 5. You will find information about how the Fund is managed, what impacted the performance of the Fund during the six months ended January 31, 2010, and Cutwater's views on the market environment.

We appreciate your investment, and we look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund's website at www.claymore.com/mzf.

Sincerely,

/s/ Clifford D. Corso

Clifford D. Corso
President
MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

4 | Semiannual Report | January 31, 2010

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

QUESTIONS & ANSWERS |


CLIFFORD D. CORSO
PORTFOLIO MANAGER
Clifford D. Corso is Chief Executive Officer and Chief Investment Officer of Cutwater Asset Management ("Cutwater"), Chief Investment Officer of MBIA Insurance Corp. and Executive Vice President & Chief Investment Officer of MBIA Inc. His responsibilities include oversight and direction of the investments of MBIA Inc. and its subsidiaries. He manages Cutwater's fixed income asset management platform, directs the investment of all fixed income assets under management, and oversees the portfolios of MBIA Insurance Corp. and its affiliates. In addition, Mr. Corso's responsibilities include the direction of investments for outside clients such as pension funds, sovereign governments, state and local governments, and institutional investors. Mr. Corso is also an active member of the Board of Directors for the MBIA Foundation, Inc. Before joining MBIA in 1994, he was the co-head of fixed income at a subsidiary of Alliance Capital Management. Throughout his 25-year career, Mr. Corso has managed a wide array of fixed income products, including corporate, asset-backed, government, mortgage and derivative products. Mr. Corso has a bachelor's degree fromYale University and a master's degree from Columbia University. He holds Series 7, 24, and 63 licenses from the Financial Industry Regulatory Authority (FINRA).

JEFFREY S. MACDONALD,
CFA PORTFOLIO MANAGER
Mr. MacDonald, who joined MBIA in 2007, is a Director of Cutwater and has extensive experience in the fixed-income markets across a variety of sectors with particular emphasis on core and core plus strategies. He was previously a vice president and portfolio manager at Hartford Investment Management Company (HIMCO), where he managed core, core plus, intermediate core, and other broad-based fixed-income styles. He was also instrumental in designing some of HIMCO's fixed-income-based products, including a number of "alternative" strategies. Prior to joining HIMCO, Mr. MacDonald was a fixed-income portfolio analyst specializing in taxable/insurance portfolios at Wellington Management Company. He began his career with Fidelity Investments as a fixed income trader and lead systems analyst. Mr. MacDonald earned his bachelor's degree from Trinity College in Connecticut and his master's degree from Boston University. He holds the designation of Chartered Financial Analyst (CFA) through the CFA Institute and is a member of the Hartford Security Analysts Society.

JAMES B. DICHIARO
PORTFOLIO MANAGER
Mr. DiChiaro joined MBIA in 1999 and is a Vice President of Cutwater. He currently manages the company's municipal bond portfolios (taxable and tax-exempt) and has extensive experience managing money market portfolios. Mr. DiChiaro began his career at MBIA working with the conduit group structuring medium-term notes for Meridian Funding Company and performing the treasury role for an MBIA sponsored asset backed commercial paper conduit, Triple-A One Funding Corporation.

Prior to joining MBIA he worked for Merrill Lynch supporting their asset-backed securities trading desk. Mr. DiChiaro has a bachelor's degree from Fordham University and a master's degree from Pace University.

In the following interview Portfolio Managers Clifford D. Corso, Jeffrey S. MacDonald and James B. DiChiaro discuss the market environment and the performance of the MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the "Fund") for the semiannual period ended January 31, 2010.


--------------------------------------------------------------------------------
PLEASE PROVIDE AN OVERVIEW OF THE MUNICIPAL MARKET DURING THE SIX-MONTH PERIOD ENDED JANUARY 31, 2010.

The U.S. economy showed signs of improvement during the second half of 2009, with GDP posting positive growth in third and fourth quarters of the year. Although the general economy shows signs of recovery, conditions within the municipal bond market warrant a degree of caution. With a national unemployment rate hovering near 10%, states are faced with one of the most difficult fiscal situations since the Great Depression. Estimates indicate that state tax receipts are down in excess of 10% on a year-on-year basis with notable decreases in personal income tax collections in well over half of the states. State expenditures have been slashed to combat these revenue shortfalls but some states have been forced to tap into their "rainy day funds."

Despite the deteriorating fundamental credit picture, strong technical factors within the municipal bond market paved the way for robust tax-exempt bond returns during the six months covered by this report. The success of the Build America Bond program, scheduled to expire in December 2010, shifted a large amount of new issue supply from the tax-exempt to the taxable market. Build America Bonds, created in April 2009 by the U.S. government as part of the effort to stimulate economic growth, are designed to appeal to a broader set of investors than traditional tax-exempt bonds. Under the Build America Bonds program, the U.S. Treasury Department makes a direct payment to the issuer of the bonds in an amount equal to 35% of each interest payment. Potential investors in these bonds include pension funds and other institutional investors that do not generally invest in tax-exempt bonds. This program continues to remain a more attractive form of financing for municipal issuers and we expect its use to continue. The reduction of tax-exempt issuance associated with the Build America Bonds program has primarily impacted the supply of long maturity bonds; where issuers reap large savings by issuing to the taxable markets.

With tax rates expected to rise in the near future, retail participants have invested money in tax-exempt mutual funds at a record pace. Historically low yields in the front end of the yield curve have pressured investors to extend maturities out of money market mutual funds with yields near zero percent into longer


                                        Semiannual Report | January 31, 2010 | 5

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | QUESTIONS & ANSWERS continued


maturity bonds and bond funds.(1) The decrease in long maturity tax-exempt supply and subsequent increase in demand has led to a flattening of the tax-exempt yield curve coupled with a significant compression of credit spreads.(2) The market's strong returns come despite a weakening fiscal picture amongst many issuers.

As mentioned, the tax-exempt yield curve flattened throughout this six-month period primarily because issuance of Build America Bonds diminished tax-exempt supply, along with record retail flows into tax-exempt mutual funds. The yield curve did, however, steepen during some months. In late September, yields on long-term tax-exempt bonds were pushed below 4%, a technical resistance point for many retail investors. At those levels investors shied away from long maturity bonds which caused prices to drift lower and the yield curve to steepen. At that time credit spreads widened as mutual funds, which are major buyers of lower rated securities, saw a slow down of fund inflows. However, the steeper yield curve was short lived as renewed concerns about supply attracted long maturity investors back into the market.

To summarize, technical factors, especially supply expectations, were major drivers of performance in the municipal market during the six months ended January 31, 2010. A recent proposal to extend indefinitely the Build America Bonds program, which was originally intended to expire in December 2010, means that these bonds may be a permanent factor in the municipal market. However, the new proposal may reduce the subsidy from 35% to 28%, a level that would bring the cost of issuing Build America Bonds more in line with the cost of issuing traditional tax-exempt bonds.

--------------------------------------------------------------------------------
HOW DID THE FUND PERFORM IN THIS MARKET ENVIRONMENT?

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. For the six-month period ended January 31, 2010, the Fund provided a total return based on market price of 16.59% and a total return of 12.51% based on NAV. Past performance is not a guarantee of future results. The Fund's successful investment strategies resulted in an NAV return that was significantly higher than the Barclays Municipal Bond Index(3), a widely used measure of the municipal bond market as a whole, which returned 4.90% for the six-month period ended January 31, 2010.

As of January 31, 2010, the Fund's market price of $13.35 represented a discount of 3.54% to NAV of $13.84. The market value and NAV of the Fund's shares fluctuate from time to time, and the Fund's market value may be higher or lower than its NAV. The current discount to NAV may provide an opportunity for suitable investors to purchase shares of the Fund below the market value of the securities in the underlying portfolio. The Adviser believes that, over the long term, the progress of the NAV will be reflected in the market price return to shareholders.

On August 3, 2009, the Fund announced a 22.95% increase in the monthly dividend to $0.0750 per share. On November 2, 2009, the Fund announced a 10.00% increase in the monthly dividend to $0.0825 per share. The increased dividend represents an annualized distribution rate of 7.42% based on the most recent market price of $13.35 on January 31, 2010. For comparison, investors were receiving yields of between 4% and 5% on individual tax-exempt bonds as of January 31, 2010.

--------------------------------------------------------------------------------
HOW IS THE PORTFOLIO STRUCTURED, AND WHAT HAS THAT STRUCTURE MEANT FOR PERFORMANCE?

The Fund has a high quality portfolio that is diversified across issuers, sectors and states. In selecting securities for the portfolio, the portfolio management team, who together have more than 50 years of experience, are supported by Cutwater's team of credit analysts, who evaluate the credit quality of sectors and individual issuers, going far beyond the bond ratings provided by rating agencies. Cutwater's proprietary quantitative models help to evaluate the risk of individual securities as well as the overall portfolio, supplementing the judgment of the experienced team. Thorough quantitative and qualitative analysis helps ensure that the desired level of credit quality is maintained in the Fund's portfolio while yield is added, as appropriate, by buying higher-yielding bonds at what are considered to be attractive prices.

During the market turmoil of the prior fiscal year, the Fund had a large allocation to pre-refunded securities, which have little credit risk.(4) As the market returned to more normal conditions, the yield curve remained steep to historical averages, and the decision was made to reduce the Fund's position in pre-refunded securities. An emphasis was placed on bonds with longer maturities and higher yields, including some bonds with lower credit ratings. Diversification was increased across sectors with the addition of general obligation bonds, higher education bonds, and essential service bonds some of which carry credit ratings of single-A to BBB.


(1) The yield curve is a line that traces yields on a type of security over a spectrum of maturities, generally ranging from three months to 30 years. Ordinarily, the yield curve slopes upward, which means that investors willing to invest in longer maturity securities are generally rewarded with higher yields.

(2) Spread refers to the difference between the interest rate on Treasury securities and non-Treasury securities that are similar in all respects except credit quality.

(3) The Barclays Municipal Bond Index is a rules-based, market-value weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody's, S&P, Fitch.

An index is unmanaged and is not investable.

(4) A bond is pre-refunded when the issuer has purchased U.S. Treasury or agency securities that provide a stream of cash flow to pay off the bonds on their first call date.


6 | Semiannual Report | January 31, 2010

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | QUESTIONS & ANSWERS continued


The duration of the portfolio was lengthened somewhat to take advantage of the higher yields provided by longer-duration bonds. Concerns about a limited supply of long-term tax-exempt bonds provide comfort with maintaining an overweight position in long-duration bonds. As of January 31, 2010, the average duration of the Fund's portfolio was 7.91 years, compared with 7.62 years at July 31, 2009.(5)

The strategies described above were beneficial to the Fund's performance. Relative to the Barclays Municipal Bond Index, the Fund held an overweight position in single-A and BBB bonds, which generally performed better than bonds with higher credit ratings. The Fund's longer duration than the Index was positive for absolute and relative performance. Also, the Fund's performance benefited from an emphasis on sectors that performed well, including corporate-backed industrial development bonds and health care bonds.

As riskier bonds performed well, the Fund's remaining positions in pre-refunded bonds and bonds with high credit ratings, including some general obligation bonds and essential services bonds, detracted from performance. Also, the Fund's position in short duration bonds had a negative impact on performance.

--------------------------------------------------------------------------------
HOW HAS THE FUND'S LEVERAGE STRATEGY AFFECTED PERFORMANCE?

The Fund utilizes leverage (borrowing) as part of its investment strategy to finance the purchase of additional securities that provide increased income and greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. Of course, leverage results in greater NAV volatility and entails more downside risk than an unleveraged portfolio. Leverage adds to performance only when the cost of leverage is less than the total return generated by investments. As of January 31, 2010, the Fund had $69.45 million of leverage outstanding in the form of Auction Market Preferred Shares ("AMPS(SM)"). During the six-month period ended January 31, 2010, the cost of leverage was less than the return of the Fund's investments; accordingly, leverage contributed to the Fund's total return. Based on the maximum rates established for failed auctions, the Fund's annualized cost of leverage for the six month period through January 31, 2010 was 1.49% .

There is no guarantee that the Fund's leverage strategy will be successful, and the Fund's use of leverage may cause the Fund's NAV and market price of common shares to be more volatile. Leverage adds value only when the return on securities purchased exceeds the cost of leverage.

--------------------------------------------------------------------------------
WHAT IS THE OUTLOOK FOR THE MUNICIPAL MARKET IN THE COMING MONTHS?

The fiscal condition of many states and municipalities is a concern, and that is an important reason for undertaking an independent credit and operational analysis of each bond under consideration for the portfolio, rather than relying on agency credit ratings. The recovery of the broader economy should help state budgets deficits, but with a lag. As unemployment is generally late to recover from recessionary conditions, it will be some time before states see a noticeable increase in tax receipts, especially income tax receipts. Sales tax receipts also tend to suffer as consumers are hesitant to purchase big ticket items during times of high unemployment.

Although credit spreads on single-A and BBB bonds have tightened from record highs, they remain wide relative to historical averages. This could generate positive total return for the Fund as its position in BBB credits and a few securities with slightly lower ratings experience a tightening in their credit spreads and revert to their longer term averages while providing attractive levels of income.

Despite a record amount of municipal bond issuance slated for 2010, tax-exempt supply is expected to be at its lowest in several years because of Build America Bonds, which may absorb between 25%-30% of the municipal bond supply. Tax rates are projected to rise, particularly affecting earners in higher income brackets, which may create additional retail interest in tax-exempt bonds. The net supply of tax-exempt bonds (that is, the face value of new issues less maturities) is expected to be negative in 2010, lending credence to the idea that the market may be faced with a deficiency of long maturity tax-exempt bonds, which may set the stage for good performance in 2010.

--------------------------------------------------------------------------------
MZF RISKS AND OTHER CONSIDERATIONS

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

There can be no assurance that the Fund will achieve its investment objective. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. An investment in this Fund may not be suitable for investors who are, or as a result of this investment would become, subject to the federal alternative minimum tax because the securities in the Fund may pay interest that is subject to taxation under the federal alternative minimum tax. Special rules apply to corporate holders. Additionally, any capital gains dividends will be subject to capital gains taxes.


(5) Duration is a measure of the interest rate sensitivity of a bond or fixed-income portfolio which incorporates time to maturity and coupon size. The longer the duration, the greater the interest rate risk.


                                        Semiannual Report | January 31, 2010 | 7

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | QUESTIONS & ANSWERS continued


There can be no guarantee that hedging strategies will be employed or will be successful. The premium paid for entering into such hedging strategies will result in a reduction in the net asset value of the Fund and a subsequent reduction of income to the Fund. Any income generated from hedging transactions will not be exempt from income taxes.

Certain risks are associated with the leveraging of common shares of the Fund. Both the net asset value and the market value of the Fund's shares may be subject to higher volatility and a decline in value.

There are also specific risks associated with investing in municipal bonds, including but not limited to interest rate and credit risk. Interest rate risk is the risk that prices of Municipal Bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. The secondary market for municipal bonds is less liquid than many other securities markets, which may adversely affect the Fund's ability to sell its bonds at prices approximating those at which the Fund currently values them. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest. In the event of bankruptcy of an issuer, the Fund could experience delays in collecting principal and interest.

Leverage creates certain risks for common shareholders, including higher volatility of both the net asset value and the market value of the common shares, because common shareholders bear the effects of changes in the value of the Fund's investments. Leverage also creates the risk that the investment return on the Fund's common shares will be reduced to the extent the dividends paid on preferred shares and other expenses of the preferred shares exceed the income earned by the Fund on its investments. If the Fund is liquidated, preferred shareholders will be entitled to receive liquidating distributions before any distribution is made to common shareholders. When the Fund uses leverage, the fees paid to Cutwater and Claymore will be higher than if leverage was not used.

There also risks associated with investing in Auction Market Preferred Shares or AMPS. The AMPS are redeemable, in whole or in part, at the option of the Fund on any dividend payment date for the AMPS, and will be subject to mandatory redemption in certain circumstances. The AMPS will not be listed on an exchange. You may only buy or sell AMPS through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity. The AMPS market continues to remain illiquid as auctions for nearly all AMPS continue to fail. A failed auction is not a default, nor does it require the redemption of a fund's auction-rate preferred shares. Provisions in the Fund's offering documents provide a mechanism to set a maximum rate in the event of a failed auction, and, thus, investors will continue to be entitled to receive payment for holding these AMPS.

In addition to the risks described above, the Fund is also subject to: Market Risk and Selection Risk, Call and Redemption Risk, Private Activity Bonds, Risks of Tobacco-Related Municipal Bonds, Leverage, Inflation Risk, Derivatives Risk, Affiliated Insurers, and Anti-takeover Provisions, Market Disruption. Please see Fund's website for a more detailed discussion about Fund risks and considerations.


8 | Semiannual Report | January 31, 2010

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Fund SUMMARY | AS OF JANUARY 31, 2010 (unaudited)

FUND INFORMATION
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                                           MZF
Initial Offering Date:                                           August 27, 2003
Closing Market Price as of 01/31/10:                                      $13.35
Net Asset Value as of 01/31/10:                                           $13.84
Yield on Closing Market Price as of 01/31/10:                              7.42%
Taxable Equivalent Yield on Closing Market Price as of 01/31/10(1):       11.41%
Monthly Distribution Per Common Share(2):                                $0.0825
Leverage as of 01/31/10(3):                                                  39%
Percentage of total investments subject to alternative minimum tax
as of 01/31/10:                                                            23.3%
--------------------------------------------------------------------------------
(1) Taxable equivalent yield is calculated assuming a 35% federal income tax bracket.

(2)  Monthly distribution is subject to change.

(3)  As a percentage of total investments.


TOTAL RETURNS
--------------------------------------------------------------------------------
(INCEPTION 8/27/03)                            MARKET                        NAV
--------------------------------------------------------------------------------
Six Month                                      16.59%                     12.51%
One Year                                       42.46%                     30.61%
Three Year - average annual                     7.04%                      3.86%
Five Year - average annual                      5.75%                      3.88%
Since Inception - average annual                3.83%                      4.61%
--------------------------------------------------------------------------------

Pie Chart:
SECTOR CONCENTRATION*
Health Care                19.4%
IDR/IRB                    14.7%
Housing                    11.4%
Prerefunded                 7.2%
Higher Education            6.2%
General Obligation          5.9%
Power                       5.7%
Water and Sewer             4.2%
Transportation              4.1%
Utility                     3.9%
Tobacco                     3.4%
Lease Backed Rev Bond       3.3%
All Other Sectors          10.6%

*    As a percentage of long-term investments.


Pie Chart:
STATE/TERRITORY ALLOCATIONS*
New York                   12.7%
California                 10.2%
Texas                       9.8%
Ohio                        7.4%
Florida                     6.7%
Louisiana                   4.5%
Pennsylvania                4.2%
Wyoming                     3.8%
South Dakota                3.4%
Illinois                    3.4%
All other states           33.9%

*    As a percentage of long-term municipal bonds and notes.


Line Chart:
SHARE PRICE & NAV PERFORMANCE
                SHARE PRICE               NAV
7/31/2009             10.05              11.3
                       9.98             11.36
                      10.02             11.45
                      10.15              11.5
                      10.23             11.56
                      10.32             11.58
                      10.57             11.61
                      10.67             11.65
                      10.48             11.66
                       10.5             11.69
                       10.3             11.67
                      10.14             11.69
                      10.13             11.67
                       9.97             11.61
                        9.5             11.59
                       9.34             11.58
                        9.5             11.61
                        9.7              11.6
                       9.69              11.6
                       9.63             11.58
                       9.63             11.57
                       9.58             11.53
                       9.61             11.49
                       9.52             11.52
                       9.51             11.52
                       9.43             11.52
                        9.6             11.52
                       9.51             11.45
                       9.65             11.45
                        9.6             11.45
                       9.68             11.45
                        9.9             11.33
                       9.98             11.39
                       9.85             11.53
                       9.86             11.54
                       9.84             11.52
                       9.83             11.49
                       9.78             11.47
                       9.77             11.47
                        9.9             11.46
                       9.84              11.5
                       9.97             11.54
                         10             11.58
                       10.2             11.56
                      10.12             11.55
                      10.09             11.55
                      10.13             11.54
                      10.07             11.59
                      10.16             11.61
                       9.99             11.55
                       9.98             11.59
                      10.06             11.63
                      10.21             11.74
                      10.16              11.8
                       9.98             11.87
                      10.07             11.97
                      10.19             12.02
                      10.25             12.01
                      10.27             11.99
                      10.36             12.01
                      10.32             12.07
                      10.59             12.08
                      10.69             12.11
                      10.79             12.12
                      10.83             12.13
                      10.78             12.14
                      10.85             12.26
                      10.93             12.34
                      10.89             12.39
                      10.86             12.46
                      11.02             12.49
                      10.97              12.5
                      11.04             12.52
                      11.11             12.56
                       11.2             12.59
                      11.18             12.66
                       11.2             12.74
                      11.23             12.75
                       11.2             12.77
                      11.17             12.75
                      11.25              12.7
                       11.3             12.64
                      11.23             12.64
                      11.12             12.58
                       11.2             12.56
                      11.13             12.58
                      11.23             12.58
                      11.09             12.57
                      11.09             12.52
                      11.13             12.45
                      10.92             12.39
                      10.86             12.32
                       10.8             12.36
                      10.81             12.39
                      10.82             12.41
                      10.85             12.43
                       10.8             12.38
                      10.88             12.38
                      10.86             12.39
                      10.92             12.39
                      10.94             12.38
                      10.95             12.38
                       10.9             12.39
                      10.93             12.39
                         11             12.41
                      11.04             12.42
                         11             12.43
                      10.95             12.45
                      11.01              12.5
                      11.13             12.56
                      11.18             12.59
                      11.18             12.66
                      11.24             12.62
                      11.26             12.62
                      11.21             12.59
                      11.19             12.59
                      11.24             12.58
                      11.27             12.56
                      11.41             12.57
                      11.43             12.62
                      11.49             12.62
                      11.59              12.6
                      11.71              12.6
                      11.78              12.6
                      11.76             12.66
                      11.81             12.68
7/31/2009             11.87             12.73
                      12.05             12.74
                      12.05             12.73
                      12.05             12.76
                      12.03             12.76
                      12.02             12.76
                      12.06             12.77
                      12.08              12.8
                      12.05             12.74
                      12.02             12.77
                      12.09             12.84
                      11.95             12.87
                      12.12              12.9
                      12.18             12.93
                      12.19             12.95
                       12.2             12.98
                      12.19             12.98
                       12.2             13.02
                       12.2             13.09
                      12.29             13.15
                       12.3             13.23
                      12.28             13.24
                      12.35             13.29
                      12.41             13.45
                      12.41             13.53
                      12.67             13.56
                      12.75             13.56
                      12.84             13.59
                      12.88             13.65
                      12.86             13.68
                      12.83             13.69
                      12.98              13.7
                      13.03             13.84
                      13.08             13.92
                      13.11             13.99
                      13.01             14.01
                       13.1             14.08
                      13.11             14.12
                      13.19             14.16
                      13.22             14.19
                      13.21             14.21
                      13.24             14.25
                      13.22             14.32
                       13.3             14.36
                      13.38             14.38
                      13.44             14.38
                      13.47             14.35
                      13.48              14.3
                       13.5              14.2
                      13.28             14.17
                      13.02             14.17
                      13.02             14.04
                      12.79             13.94
                      12.64              13.9
                      12.66             13.91
                      12.66             13.91
                      12.83             13.92
                      12.74             13.89
                      13.01             13.88
                      13.04             13.88
                      13.01             13.89
                       13.1             13.84
                         13             13.79
                      13.03             13.74
                      12.77             13.74
                      12.97             13.74
                      12.93             13.74
                      12.99             13.76
                      12.99             13.76
                      12.99             13.74
                      12.99              13.7
                      13.05              13.6
                      12.94              13.6
                      12.91             13.58
                      12.91             13.59
                      12.84              13.6
                       12.9             13.56
                      12.91             13.56
                      12.89             13.56
                      12.88             13.58
                      12.91             13.58
                      12.96             13.59
                      12.97             13.61
                         13             13.63
                      13.07             13.65
                      13.18             13.68
                      13.18             13.73
                      13.24             13.76
                      13.18             13.76
                      13.19             13.77
                      13.17             13.82
                      13.18             13.84
                      13.23             13.82
                      13.21             13.73
                      13.18             13.74
                      13.13             13.73
                      13.15             13.73
                      13.14             13.76
                      13.12             13.77
                      13.18             13.77
                      13.16             13.74
                      13.23             13.77
                      13.23             13.77
                      13.24             13.75
                      13.21             13.75
                      13.16             13.75
                       13.2             13.73
                       13.2             13.74
                      13.18             13.78
                       13.2              13.8
                      13.25             13.81
                      13.28             13.84
                      13.37             13.84
                      13.38             13.87
                      13.33             13.81
                      13.29             13.82
                      13.35             13.85
                      13.41             13.84
                      13.33             13.87
                      13.29             13.88
                      13.32              13.9
                      13.37             13.89
                       13.4             13.86
                       13.4             13.83
                      13.37             13.83
                      13.35             13.84
1/31/2010             13.35             13.84


Pie Chart:
CREDIT QUALITY*
AAA                        17.5%
AA                         24.3%
A                          24.1%
BBB                        27.6%
BB                          2.3%
B                           0.7%
N/A                         3.5%

Average: A

* As a percentage of long-term investments. Based on Standard & Poor's or other equivalent ratings.

Pie Chart:
MATURITY BREAKDOWN*
0-5 Years                  10.8%
6-10 Years                  5.7%
11-15 Years                22.4%
16-20 Years                19.9%
21-25 Years                17.0%
26-30 Years                21.4%
30 + Years                  2.8%

Average Maturity: 19.5 years

*    As a percentage of long-term investments.

Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.claymore.com/mzf. The above summaries are provided for informational purposes only and should not be viewed as recommendations.


                                        Semiannual Report | January 31, 2010 | 9

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund |

Portfolio of INVESTMENTS | JANUARY 31, 2010 (unaudited)

RATING    PRINCIPAL                                                  OPTIONAL
(S&P)* AMOUNT (000)  DESCRIPTION                              CALL PROVISIONS**        VALUE
--------------------------------------------------------------------------------------------
                     MUNICIPAL BONDS & NOTES -- 159.1%
                     ALASKA -- 0.7%
A+     $       750   Alaska Muni Bond Bank Auth,
                     Ser 1, 5.75%, 09/01/33                      09/01/18 @ 100 $    781,380
--------------------------------------------------------------------------------------------
                     ALABAMA -- 2.4%
BBB            845   Courtland, AL Ind Dev Brd
                     Environ Imp Rev, AMT, Ser B,
                     6.25%, 08/01/25                             08/01/13 @ 100      849,462
Baa3          1,890  Courtland, AL Ind Dev Brd
                     Solid Waste Disp Rev, AMT,
                     6.00%, 08/01/29                             03/01/10 @ 101    1,800,395
--------------------------------------------------------------------------------------------
                                                                                   2,649,857
--------------------------------------------------------------------------------------------
                     CALIFORNIA -- 16.2%
BBB+          5,000  California Public Works Brd
                     Dept Mental Health Lease Rev, Ser A,
                     5.00%, 06/01/24                             06/01/14 @ 100    4,792,250
A-            6,000  California Various Purpose Gen Oblig,
                     5.125%, 11/01/24                            11/01/13 @ 100    6,030,960
A-            2,500  Chula Vista, CA Ind Dev Rev, Ser B
                     AMT, 5.50% 12/01/21                         06/02/14 @ 102    2,568,300
BBB           2,065  Golden State Tobacco Securitization
                     Rev, Ser A-1, 5.00%, 06/01/33               06/01/17 @ 100    1,609,048
AAA           2,750  Golden State Tobacco Settlement
                     Rev, Ser B, 5.375%, 06/01/28
                     (Prerefunded @ 06/01/10)+                   06/01/10 @ 100    2,795,870
--------------------------------------------------------------------------------------------
                                                                                  17,796,428
--------------------------------------------------------------------------------------------
                     COLORADO -- 5.0%
AA            3,500  Colorado Health Facs Auth Rev,
                     5.25%, 09/01/21
                     (Prerefunded @ 09/01/11)+                   09/01/11 @ 100    3,758,615
BBB           2,000  Colorado Health Facs Auth Rev,
                     5.25%, 05/15/42                             05/15/17 @ 100    1,746,020
--------------------------------------------------------------------------------------------
                                                                                   5,504,635
--------------------------------------------------------------------------------------------
                     DISTRICT OF COLUMBIA -- 1.7%
Aaa           2,000  District of Columbia FHA Multi Family
                     Henson Ridge-Rmkt, AMT,
                     5.10%, 06/01/37 (FHA)                       06/01/15 @ 102    1,903,680
--------------------------------------------------------------------------------------------
                     FLORIDA -- 10.6%
AA-           1,000  Clearwater, FL Wtr & Swr Rev, Ser A,
                     5.25%, 12/01/39                             12/01/19 @ 100    1,012,180
NR            2,500  Highlands Co., FL Health Facs
                     Auth Rev, Ser B, 5.25%, 11/15/23
                     (Prerefunded @ 11/15/12)+                   11/15/12 @ 100    2,776,300
NR            3,000  Highlands Co., FL Health Facs
                     Auth Rev, Ser D, 5.875%, 11/15/29
                     (Prerefunded @ 11/15/13)+                   11/15/13 @ 100    3,468,930
A-            2,200  Miami-Dade Co., FL Aviation Rev, AMT,
                     5.00%, 10/01/38 (CIFG)                      10/01/15 @ 100    1,946,538
AAA           1,500  Miami-Dade Co., FL Sch Brd, Ser A,
                     5.375%, 02/01/34 (Assured Gty)              02/01/19 @ 100    1,530,540


RATING    PRINCIPAL                                                  OPTIONAL
(S&P)* AMOUNT (000)  DESCRIPTION                              CALL PROVISIONS**        VALUE
--------------------------------------------------------------------------------------------
                     FLORIDA (CONTINUED)
BBB    $      1,000  Seminole Indian Tribe FL Rev, Ser A,
                     144A, 5.25%, 10/01/27                       10/01/17 @ 100 $    892,890
--------------------------------------------------------------------------------------------
                                                                                  11,627,378
--------------------------------------------------------------------------------------------
                     ILLINOIS -- 5.3%
AAA           1,115  Chicago O'Hare Intl Arpt Rev 3rd Lien,
                     Ser A-2, AMT, 5.50%, 01/01/16 (AGM)         01/01/14 @ 100    1,195,391
Baa2          2,000  Illinois Fin Auth, Roosevelt Univ Rev,
                     5.50%, 04/01/37                             04/01/17 @ 100    1,851,520
A-            1,000  Illinois Fin Auth, Rush Univ Med Ctr Rev,
                     Ser C, 6.375%, 11/01/29                     05/01/19 @ 100    1,052,280
AA            1,880  Illinois Hsg Dev Auth Homeowner Mtg,
                     AMT, Ser A-2, 5.00%, 08/01/36               02/01/16 @ 100    1,764,606
--------------------------------------------------------------------------------------------
                                                                                   5,863,797
--------------------------------------------------------------------------------------------
                     INDIANA -- 1.9%
AA-           2,000  Indianapolis, IN Pub Impt Bond Bank Wtrwks,
                     Ser A, 5.50%, 01/01/29                      01/01/19 @ 100    2,090,120
--------------------------------------------------------------------------------------------
                     IOWA -- 1.6%
BBB           2,000  Iowa Tobacco Settlement Auth,
                     Cap Apprec Asset Bkd, Ser B,
                     5.60%, 06/01/34                             06/01/17 @ 100    1,728,940
--------------------------------------------------------------------------------------------
                     KENTUCKY -- 1.9%
Aa3           1,000  Kentucky Eco Dev Fin Auth Hosp Fac Rev,
                     Baptist Hlthcr Sys, Ser A, 5.625%, 08/15/27 08/15/18 @ 100    1,088,840
BBB+          1,000  Owen Cnty, KY, Wtrwrks Sys Rev,
                     American Wtr Co, Ser B, 5.625%, 09/01/39    09/01/19 @ 100    1,018,100
--------------------------------------------------------------------------------------------
                                                                                   2,106,940
--------------------------------------------------------------------------------------------
                     LOUISIANA -- 7.2%
BBB           1,000  De Soto Parish, LA Environ Imp
                     Rev, AMT, Ser A, 5.85%, 11/01/27            11/01/13 @ 100      929,330
AA-           1,000  East Baton Rouge Parish, LA Swr Commn
                     Rev, Ser A, 5.25%, 02/01/34                 02/01/19 @ 100    1,042,940
BB            3,000  Louisiana Govt, Environ Facs & Comnty
                     Dev Auth Rev, 6.75%, 11/01/32               11/01/17 @ 100    3,090,600
BBB+          3,000  St. John Baptist Parish, LA
                     Marathon Oil Corp., Ser A,
                     5.125%, 06/01/37                            06/01/17 @ 100    2,837,610
--------------------------------------------------------------------------------------------
                                                                                   7,900,480
--------------------------------------------------------------------------------------------
                     MARYLAND -- 0.9%
BBB-          1,000  Maryland Health & Hgr Ed Facs Auth Rev,
                     5.75%, 01/01/38                             01/01/18 @ 100      970,220
--------------------------------------------------------------------------------------------
                     MASSACHUSETTS -- 2.7%
AA-           1,000  Massachusetts Housing Fin Agency,
                     AMT, 5.10%, 12/01/27                        06/01/17 @ 100      989,540
AA             950   Massachusetts Housing Fin Agency,
                     AMT, Ser 134, 5.60%, 12/01/38               06/01/18 @ 100      951,796
BBB           1,000  Massachusetts St Health & Ed Facs Auth Rev,
                     Ser A, 6.25%, 07/01/30                      07/01/19 @ 100    1,061,260
--------------------------------------------------------------------------------------------
                                                                                   3,002,596
--------------------------------------------------------------------------------------------

See notes to financial statements.

10 | Semiannual Report | January 31, 2010

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | PORTFOLIO OF INVESTMENTS (unaudited) continued

RATING    PRINCIPAL                                                  OPTIONAL
(S&P)* AMOUNT (000)  DESCRIPTION                              CALL PROVISIONS**        VALUE
--------------------------------------------------------------------------------------------
                     MICHIGAN -- 5.0%
AAA    $      1,000  Detroit, MI Sewer Disp Rev,
                     Sr Lien, Ser B, 7.50%, 07/01/33 (AGM)       07/01/19 @ 100 $  1,175,100
AAA           1,000  Detroit, MI Wtr Supply Sys Rev,
                     2nd Lien, Ser B, 7.00%, 07/01/36 (AGM)      07/01/19 @ 100    1,130,970
BBB-          1,000  Michigan Strategic Fund Ltd Oblig Rev Adj Ref,
                     Dow Chemical, Ser B-1, 6.25%, 06/01/14                 N/A    1,130,930
A-            2,000  Michigan Strategic Fund Ltd Oblig
                     Rev Ref, Ser C, 5.45%, 09/01/29             09/01/11 @ 100    2,017,940
--------------------------------------------------------------------------------------------
                                                                                   5,454,940
--------------------------------------------------------------------------------------------
                     MISSISSIPPI -- 0.9%
BBB           1,000  Warren County, MS Gulf Opp Zone,
                     Intl Paper Co., Ser A, 6.50%, 09/01/32      09/01/18 @ 100    1,031,060
--------------------------------------------------------------------------------------------
                     NEBRASKA -- 2.7%
A-            3,000  Public Power Generation Agency,
                     Whelan Energy Ctr Unit 2,
                     5.00%, 01/01/41 (AMBAC)                     01/01/17 @ 100    2,958,030
--------------------------------------------------------------------------------------------
                     NEVADA -- 5.0%
A             5,410  Henderson, NV Health Care Fac Rev,
                     Ser A, 5.625%, 07/01/24                     07/01/14 @ 100    5,529,236
--------------------------------------------------------------------------------------------
                     NEW JERSEY -- 1.3%
BBB+          1,500  New Jersey, Health Care Fac Fin Auth Rev,
                     Chilton Mem Hosp, 5.75%, 07/01/39           07/01/19 @ 100    1,455,840
--------------------------------------------------------------------------------------------
                     NEW YORK -- 20.3%
A-            2,750  Long Island, NY Power Auth Rev, Ser A,
                     5.10%, 09/01/29                             09/01/14 @ 100    2,803,790
AA-           4,000  Metropolitan Trans Auth Rev, Ser A,
                     5.125%, 01/01/24                            07/01/12 @ 100    4,175,320
B-             750   New York City Indl Dev Rev, JFK
                     Intl Arpt, Ser A, AMT, 8.00%, 08/01/12                 N/A      760,073
B-             500   New York City Indl Dev Rev, American Airlines
                     JFK Intl Arpt, AMT, 7.50%, 08/01/16                    N/A      495,460
BB+           1,000  New York Dorm Auth Rev, NYU Hosp Ctr,
                     Ser B, 5.25%, 07/01/24                      07/01/17 @ 100      998,950
AA            2,250  New York, NY Gen Oblig, Ser J,
                     5.00%, 05/15/23                             05/15/14 @ 100    2,379,375
A+            1,750  New York Muni Bond Bank Agy Special
                     School Purpose Rev, Ser C,
                     5.25%, 12/01/22                             06/01/13 @ 100    1,832,985
AA-           4,000  New York Tobacco Settlement Funding
                     Corp, Ser A1, 5.50%, 06/01/19               06/01/13 @ 100    4,251,640
A-            5,000  Suffolk Co, NY Ind Dev Agy Rev, AMT,
                     5.25%, 06/01/27                             06/01/13 @ 100    4,543,800
--------------------------------------------------------------------------------------------
                                                                                  22,241,393
--------------------------------------------------------------------------------------------
                     NORTH CAROLINA -- 3.5%
A-            1,000  North Carolina Eastern Muni Power Agy
                     Sys Rev Ref, Ser D, 5.125%, 01/01/23        01/01/13 @ 100    1,019,570
A-            1,000  North Carolina Eastern Muni Power Agy
                     Sys Rev Ref, Ser D, 5.125%, 01/01/26        01/01/13 @ 100    1,013,840

RATING    PRINCIPAL                                                  OPTIONAL
(S&P)* AMOUNT (000)  DESCRIPTION                              CALL PROVISIONS**        VALUE
--------------------------------------------------------------------------------------------
                     NORTH CAROLINA (CONTINUED)
AA     $      1,745  North Carolina Housing Fin Agy Rev, AMT,
                     Ser 14A, 5.35%, 01/01/22 (AMBAC)            07/01/11 @ 100 $  1,756,447
--------------------------------------------------------------------------------------------
                                                                                   3,789,857
--------------------------------------------------------------------------------------------
                     OHIO -- 11.8%
BBB           1,150  Buckeye OH, Tobacco Settlement Turbo Rev,
                     Ser A-2, 5.875%, 06/01/30                   06/01/17 @ 100      983,043
BBB           2,000  Buckeye OH, Tobacco Settlement Turbo Rev,
                     Ser A-2, 5.75%, 06/01/34                    06/01/17 @ 100    1,639,600
AA-           3,000  Cuyahoga Co., OH Rev Ref, Ser A,
                     6.00%, 01/01/20                             07/01/13 @ 100    3,274,380
AA-           5,000  Lorain Co., OH Hosp Rev Ref, Ser A,
                     5.25%, 10/01/33                             10/01/11 @ 101    4,896,400
BBB           1,000  Ohio Air Quality Dev Auth Rev Ref,
                     5.70%, 02/01/14                                     N/A       1,095,790
BBB           1,000  Ohio Air Quality Dev Auth Rev Ref,
                     5.625%, 06/01/18                                    N/A       1,072,320
--------------------------------------------------------------------------------------------
                                                                                  12,961,533
--------------------------------------------------------------------------------------------
                     OKLAHOMA -- 2.9%
A             3,525  Oklahoma Dev Fin Auth Rev,
                     5.00%, 02/15/42                             02/15/17 @ 100    3,177,118
--------------------------------------------------------------------------------------------
                     OREGON -- 0.9%
BBB           1,000  Gilliam Cnty, OR Solid Waste Disp Rev,
                     AMT, 6.00%, 08/01/25 (1)                            N/A       1,008,560
--------------------------------------------------------------------------------------------
                     PENNSYLVANIA -- 6.7%
BBB           2,340  Pennsylvania Higher Education Facs Auth
                     Rev, 5.25%, 05/01/23                        05/01/13 @ 100    2,359,913
BBB+          2,000  Pennsylvania State Higher Education,
                     5.00%, 07/15/39                             07/15/15 @ 100    1,762,520
BBB           1,000  Pennsylvania State Higher Education,
                     5.00%, 05/01/37                             11/01/17 @ 100      924,440
AA-           1,000  Pennsylvania State Higher Education,
                     U of PA Health Sys, Ser B, 6.00%, 08/15/26  08/15/18 @ 100    1,131,020
AAA           1,110  Philadelphia, PA Gen Oblig Ref, Ser A,
                     5.375%, 08/01/30 (Assured Gty)              08/01/19 @ 100    1,156,487
--------------------------------------------------------------------------------------------
                                                                                   7,334,380
--------------------------------------------------------------------------------------------
                     RHODE ISLAND -- 1.3%
AAA           1,300  Rhode Island Convention Ctr Auth Rev Ref,
                     Ser A, 5.50%, 05/15/27 (Assured Gty)        05/15/19 @ 100    1,363,453
--------------------------------------------------------------------------------------------
                     SOUTH CAROLINA -- 3.2%
AAA           2,500  Florence Co., SC Hosp Rev, Ser A,
                     5.25%, 11/01/27 (AGM)                       11/01/14 @ 100    2,585,600
BBB           1,000  Georgetown Co., SC Environ Imp Rev,
                     AMT, Ser A, 5.30%, 03/01/28                 03/01/14 @ 100      869,770
--------------------------------------------------------------------------------------------
                                                                                   3,455,370
--------------------------------------------------------------------------------------------
                     SOUTH DAKOTA -- 5.4%
AAA           4,990  South Dakota Hsg Dev Auth, Ser K, AMT,
                     5.05%, 05/01/36                             11/01/15 @ 100    4,739,352

See notes to financial statements.

                                       Semiannual Report | January 31, 2010 | 11

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | PORTFOLIO OF INVESTMENTS (unaudited) continued

RATING    PRINCIPAL                                                  OPTIONAL
(S&P)* AMOUNT (000)  DESCRIPTION                              CALL PROVISIONS**        VALUE
--------------------------------------------------------------------------------------------
                     SOUTH DAKOTA (CONTINUED)
AA-    $      1,200  South Dakota St Hlth & Edl Fac, Ser A
                     5.25%, 11/01/34                             11/01/14 @ 100 $  1,203,396
--------------------------------------------------------------------------------------------
                                                                                   5,942,748
--------------------------------------------------------------------------------------------
                     TENNESSEE -- 2.2%
BBB+          2,500  Knox Co., TN Health Edl & Hsg Facs Brd Rev,
                     5.25%, 04/01/27                             04/01/17 @ 100    2,406,775
--------------------------------------------------------------------------------------------
                     TEXAS -- 15.6%
Aa2           2,000  Bexar Co., TX Hsg Fin, AMT,
                     5.20%, 10/20/34 (GNMA/FHA)                  10/20/14 @ 100    1,988,820
AAA           2,500  Houston, TX Utility System,
                     First Lien Rev Ref, Ser A,
                     5.00%, 11/15/33 (AGM)                       11/15/17 @ 100    2,562,975
A             2,000  Lower Colorado River Auth Tex Rev, Ser A,
                     6.25%, 05/15/28                             05/15/18 @ 100    2,227,920
BBB+          1,885  Matagorda Co., TX Nav Dist No.1 Rev, AMT,
                     5.125%, 11/01/28 (AMBAC) (1)                           N/A    1,742,607
A-            2,000  North TX, Tollway Auth Rev, Ser A,
                     5.625%, 01/01/33                            01/01/18 @ 100    2,046,640
A-            1,000  North TX, Tollway Auth Rev, Ser L-2,
                     6.00%, 01/01/38 (1)                         01/01/13 @ 100    1,092,350
AAA           2,325  Pampa, TX Indep School
                     Dist, 5.00%, 08/15/36 (PSF)                 08/15/17 @ 100    2,422,673
BBB+          2,100  San Leanna Ed Facs Corp Higher Ed Rev,
                     5.125%, 06/01/36                            06/01/17 @ 100    1,966,062
AAA           1,000  Tarrant Cnty, TX Cult Ed Facs Rev,
                     Ser A, 5.75%, 07/01/18 (Assured Gty)                   N/A    1,087,550
--------------------------------------------------------------------------------------------
                                                                                  17,137,597
--------------------------------------------------------------------------------------------
                     VIRGINIA -- 1.3%
BBB+          1,250  Washington Co., VA Indl Dev Auth Hosp Fac Rev,
                     Ser C, 7.50%, 07/01/29                      01/01/19 @ 100    1,410,075
--------------------------------------------------------------------------------------------
                     WASHINGTON -- 0.9%
AA+           1,000  Tes Properties, WA Rev,
                     5.625%, 12/01/38                            06/01/19 @ 100    1,026,560
--------------------------------------------------------------------------------------------
                     WEST VIRGINIA -- 2.9%
AAA           3,205  West Virginia Housing Dev Fund Rev,
                     Ser D, 5.20%, 11/01/21                      05/01/11 @ 100    3,226,185
--------------------------------------------------------------------------------------------
                     WISCONSIN -- 1.1%
AA            1,250  Wisconsin State Health & Ed Facs Rev,
                     Ser A, 5.00%, 11/15/36                      11/15/16 @ 100    1,252,763
--------------------------------------------------------------------------------------------
                     WYOMING -- 6.1%
BBB+          4,000  Sweetwater Co., WY Solid Waste Disp Rev,
                     AMT, 5.60%, 12/01/35                        12/01/15 @ 100    3,736,280
AA+           3,100  Wyoming Cmnty Dev Auth Hsg Rev,
                     Ser 7, AMT, 5.10%, 12/01/38                 12/01/16 @ 100    2,904,483
--------------------------------------------------------------------------------------------
                                                                                   6,640,763
--------------------------------------------------------------------------------------------
                     TOTAL MUNICIPAL BONDS & NOTES -- 159.1%
                     (Cost $171,466,375)                                         174,730,687
--------------------------------------------------------------------------------------------

RATING   REDEMPTION
(S&P)*  VALUE (000)  DESCRIPTION                                                       VALUE
--------------------------------------------------------------------------------------------
                     PREFERRED SHARES -- 1.9%
Aaa    $      2,000  Centerline Equity Issuer Trust, AMT, Ser A-4-1,
                     5.75%, 05/15/15 (remarketing), 144A
                     (Cost $2,000,000)                                          $  2,076,900
--------------------------------------------------------------------------------------------
                     TOTAL LONG-TERM INVESTMENTS -- 161.0%
                     (Cost $173,466,375)                                         176,807,587
--------------------------------------------------------------------------------------------
          NUMBER OF
             SHARES  DESCRIPTION                                                       VALUE
--------------------------------------------------------------------------------------------
                     SHORT-TERM INVESTMENTS -- 1.0%
                     MONEY MARKET FUND -- 1.0%
          1,160,481  JP Morgan Tax Free Money Market
                     (Cost $1,160,481)                                          $  1,160,481
--------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS -- 162.0%
                     (Cost $174,626,856)                                         177,968,068
                     Other assets in excess of liabilities -- 1.2%                 1,339,709
                     Preferred Shares, at redemption value --
                     (-63.2% of Net Assets Applicable to Common
                     Shareholders or -39.0% of Total Investments)                (69,450,000)
--------------------------------------------------------------------------------------------
                     NET ASSETS APPLICABLE TO
                     COMMON SHAREHOLDERS -- 100.0% (2)                          $109,857,777
============================================================================================

* For securities not rated by Standard & Poor's Rating Group, the rating by Moody's Investor Services, Inc. or Fitch Ratings is provided. (unaudited)

** Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates.

+ This bond is prerefunded. U.S. government or U.S. government agency securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date and price indicated under the Optional Call Provisions.

(1) Step-up security. Security is a step-up bond where the coupon increases or steps up at a predetermined date. Rate shown reflects the rate in effect on January 31, 2010.

(2) Portfolio percentages are calculated based on net assets applicable to common shareholders.

Glossary:

AGM -- Insured by Assured Guaranty Municipal Corp.

AMBAC -- Insured by Ambac Assurance Corporation

AMT -- Income from this security is a preference item under the Alternative
       Minimum Tax

Assured Gty -- Insured by Assured Guaranty Corp.

CIFG -- Insured by CIFG Assurance NA

FHA -- Guaranteed by Federal Housing Administration

GNMA -- Guaranteed by Ginnie Mae

PSF -- Guaranteed by Texas Permanent School Fund

144A -- Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2010 these securities amounted to $2,969,790 which represents 2.7% of net assets applicable to common shareholders.

See notes to financial statements.

12 | Semiannual Report | January 31, 2010

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Statement of ASSETS AND LIABILITIES | JANUARY 31, 2010 (unaudited)

ASSETS
   Investments, at value (cost $174,626,856)                                                     $  177,968,068
   Interest receivable                                                                                2,242,726
   Other assets                                                                                          21,516
---------------------------------------------------------------------------------------------------------------
       Total assets                                                                                 180,232,310
---------------------------------------------------------------------------------------------------------------
LIABILITIES
   Custodian bank                                                                                       654,686
   Investment advisory fee payable                                                                       39,941
   Servicing agent fee payable                                                                           26,628
   Dividends payable -- preferred shareholders                                                           13,103
   Administration fee payable                                                                             3,796
   Accrued expenses and other liabilities                                                               186,379
---------------------------------------------------------------------------------------------------------------
       Total liabilities                                                                                924,533
---------------------------------------------------------------------------------------------------------------
PREFERRED SHARES, AT REDEMPTION VALUE
   $.001 par value per share; 2,778 Auction Market Preferred Shares authorized,
   issued and outstanding at $25,000 per share liquidation preference                                69,450,000
---------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                                     $  109,857,777
===============================================================================================================
COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
   Common stock, $.001 par value per share; unlimited number of shares authorized,
   7,935,591 shares issued and outstanding                                                       $        7,936
   Additional paid-in capital                                                                       112,471,279
   Net unrealized appreciation on investments                                                         3,341,212
   Accumulated undistributed net investment income                                                    1,209,306
   Accumulated net realized loss on investments                                                      (7,171,956)
---------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                                     $  109,857,777
===============================================================================================================
NET ASSET VALUE APPLICABLE TO COMMON SHAREHOLDERS (based on 7,935,591 common shares outstanding) $        13.84
===============================================================================================================

See notes to financial statements.

                                       Semiannual Report | January 31, 2010 | 13

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Statement of OPERATIONS | FOR THE SIX MONTHS ENDED JANUARY 31, 2010 (unaudited)

INVESTMENT INCOME
   Interest                                                                                           $    4,892,143
--------------------------------------------------------------------------------------------------------------------
EXPENSES
   Investment advisory fee                                                             $      349,601
   Servicing agent fee                                                                        233,068
   Auction agent fees - preferred shares                                                       72,728
   Professional fees                                                                           64,479
   Fund accounting                                                                             33,033
   Trustees'fees and expenses                                                                  25,400
   Administrative fee                                                                          24,651
   Printing expenses                                                                           13,902
   Custodian fee                                                                               10,683
   NYSE listing fee                                                                            10,672
   Insurance                                                                                   10,400
   Transfer agent fee                                                                           9,460
   Interest                                                                                       708
   Other                                                                                       13,033
--------------------------------------------------------------------------------------------------------------------
   Total expenses                                                                                            871,818
   Investment advisory fees waived                                                                          (114,293)
   Servicing agent fees waived                                                                               (76,195)
--------------------------------------------------------------------------------------------------------------------
   Net expenses                                                                                              681,330
--------------------------------------------------------------------------------------------------------------------
      NET INVESTMENT INCOME                                                                                4,210,813
--------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on:
      Investments                                                                                            (30,855)
   Net change in unrealized appreciation (depreciation) on:
      Investments                                                                                          8,932,693
--------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain on investments                                                         8,901,838
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO AUCTION MARKET PREFERRED SHAREHOLDERS FROM
   Net investment income                                                                                    (521,134)
--------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS                $   12,591,517
====================================================================================================================

See notes to financial statements.

14 | Semiannual Report | January 31, 2010

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund Statement of CHANGES IN NET ASSETS |

                                                                                                          FOR THE
                                                                                                 SIX MONTHS ENDED          FOR THE
                                                                                                 JANUARY 31, 2010       YEAR ENDED
                                                                                                       (UNAUDITED)   JULY 31, 2009
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS:
   Net investment income                                                                            $    4,210,813   $   8,078,285
   Net realized gain (loss) on investments                                                                 (30,855)       (663,855)
   Net change in unrealized appreciation (depreciation) on investments                                   8,932,693      (3,211,719)
DISTRIBUTIONS TO AUCTION MARKET PREFERRED SHAREHOLDERS FROM NET INVESTMENT INCOME                         (521,134)     (1,920,054)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to common shareholders resulting
   from operations                                                                                      12,591,517       2,282,657
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM
   Net investment income                                                                                (3,749,567)     (5,792,982)
-----------------------------------------------------------------------------------------------------------------------------------
   Total change in net assets applicable to common shareholders                                          8,841,950      (3,510,325)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
   Beginning of period                                                                                 101,015,827     104,526,152
-----------------------------------------------------------------------------------------------------------------------------------
   End of period (including undistributed net investment income of $1,209,306 and
      $1,269,194, respectively.)                                                                    $  109,857,777   $ 101,015,827
===================================================================================================================================

See notes to financial statements.

                                       Semiannual Report | January 31, 2010 | 15

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Financial HIGHLIGHTS |

                                                  FOR THE
PER SHARE OPERATING PERFORMANCE          SIX MONTHS ENDED        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
FOR ONE COMMON SHARE                     JANUARY 31, 2010     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
OUTSTANDING THROUGHOUT EACH PERIOD            (UNAUDITED)  JULY 31, 2009  JULY 31, 2008  JULY 31, 2007  JULY 31, 2006  JULY 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $    12.73    $    13.17      $   14.21      $   14.25      $   14.68     $   13.83
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
Net investment income                                 0.53          1.02           0.99           0.95           0.90          0.92
Net realized and unrealized gain/(loss) on
   investments and swaptions transactions             1.12         (0.49)         (1.06)         (0.10)         (0.41)         0.87
Distributions to preferred shareholders
   from net investment income
   (common share equivalent basis)                   (0.07)        (0.24)         (0.35)         (0.31)         (0.27)        (0.16)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                      1.58          0.29          (0.42)          0.54           0.22          1.63
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
   FROM NET INVESTMENT INCOME                        (0.47)        (0.73)         (0.62)         (0.58)         (0.65)        (0.78)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $    13.84    $    12.73      $   13.17      $   14.21      $   14.25     $   14.68
===================================================================================================================================
MARKET VALUE, END OF PERIOD                     $    13.35    $    11.87      $   11.73      $   12.63      $   12.29     $   13.15
===================================================================================================================================
TOTAL INVESTMENT RETURN(a)
   Net asset value                                   12.51%         2.83%         -3.07%          3.80%          1.57%        12.03%
   Market value                                      16.59%         8.65%         -2.29%          7.93%         -1.60%         6.47%
RATIOS AND SUPPLEMENTAL DATA
Net assets end of period (thousands)            $  109,858    $  101,016      $ 104,526      $ 112,777      $ 113,044     $ 116,511
Ratio of expenses to average net assets
   (excluding interest expense on
   floating rate note obligations and
   net of fee waivers) (c)                            1.25%(b)      1.54%          1.27%          1.28%          1.63%         1.53%
Ratio of expenses to average net assets
   (excluding interest expense on
   floating rate note obligations and
   excluding fee waivers) (c)                         1.60%(b)      1.91%          1.61%          1.62%          1.89%         1.77%
Ratio of expenses to average net assets
   (including interest expense on
   floating rate note obligations (d)
   and net of fee waivers) (c)                        1.25%(b)      1.54%          1.32%          1.44%          1.63%         1.53%
Ratio of expenses to average net assets
   (including interest expense on
   floating rate note obligations (d)
   and excluding fee waivers) (c)                     1.60%(b)      1.91%          1.66%          1.78%          1.89%         1.77%
Ratio of net investment income
   to average net assets (c)                          7.71%(b)      8.65%          7.15%          6.56%          6.21%         6.34%
Portfolio turnover                                       2%           21%            29%             4%            21%           15%
Preferred shares, at redemption
   value ($25,000 per share
   liquidation preference) (thousands)          $   69,450    $   69,450      $  69,450      $  69,450      $  69,450     $  69,450
Preferred shares asset coverage per share       $   64,546    $   61,363      $  62,626      $  65,597      $  65,693     $  66,941
Asset coverage per $1,000 of indebtedness (e)          N/A           N/A            N/A      $  37,445            N/A           N/A

N/A Not applicable.

(a) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (NAV) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for returns at NAV or in accordance with the Fund's dividend reinvestment plan for returns at market value. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(b)  Annualized.

(c) Calculated on the basis of income and expenses applicable to both common and preferred shares relative to average net assets of common shareholders.

(d) See Note 2 of the Notes to Financial Statements for more information on floating rate note obligations.

(e) Calculated by subtracting the Fund's total liabilities (not including the floating rate note obligations) from the Fund's total assets and dividing by the total number of indebtedness units, where one unit equals $1,000 of indebtedness.


See notes to financial statements.

16 | Semiannual Report | January 31, 2010

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Notes to FINANCIAL STATEMENTS | JANUARY 31, 2010 (unaudited)


Note 1 -- ORGANIZATION:

The MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the "Fund") was organized as a Delaware statutory trust on May 20, 2003. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide its common shareholders with high current income exempt from regular federal income tax while seeking to protect the value of the Fund's assets during periods of interest rate volatility. Prior to commencing operations on August 27, 2003, the Fund had no operations other than matters relating to its organization and registration and the sale and issuance of 6,981 common shares of beneficial interest to MBIA Capital Management Corp.

Note 2 -- ACCOUNTING POLICIES:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

In June 2009, the Financial Accounting Standards Board ("FASB") established the FASB Accounting Standards Codification(TM) ("ASC") as the single source of authoritative accounting principles reorganized by the FASB in preparation of financial statements in conformity with GAAP. The ASC superseded existing non-grandfathered, non-U.S. Securities and Exchange Commission ("SEC") accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance with the ASC carried an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The implementation of ASC did not have a material effect of the Fund's financial statements.

The following is a summary of significant accounting policies followed by the Fund.

(a) VALUATION OF INVESTMENTS: The municipal bonds and preferred shares in which the Fund invests are traded primarily in the over-the-counter markets. In determining net asset value, the Fund uses the valuations of portfolio securities furnished by a pricing service approved by the Board of Trustees. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees. Positions in futures contracts, interest rate swaps and options on interest rate swaps ("swaptions") are valued at closing prices for such contracts established by the exchange or dealer market on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods approved in good faith by the Board of Trustees.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security's (or asset's) "fair value". Such "fair value" is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security's disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the issuer's financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

The Fund adopted ASC 820, Fair Value Measurements and Disclosures ("ASC 820") (formerly known as the Statement of Financial Accounting Standard ("FAS") No.
157). In accordance with ASC 820, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation). The following table represents the Funds' investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of January 31, 2010:

VALUATIONS (IN $000S)         LEVEL 1       LEVEL 2       LEVEL 3          TOTAL
--------------------------------------------------------------------------------
DESCRIPTION
Assets:
Preferred Stock                $2,077       $     --         $ --       $  2,077
Municipal Bonds                    --        174,731           --        174,731
Money Market Funds              1,160             --           --          1,160
--------------------------------------------------------------------------------
Total                          $3,237       $174,731         $ --       $177,968
================================================================================

(b) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes over the life of each security.

(c) DIVIDENDS AND DISTRIBUTIONS: The Fund declares and pays on a monthly basis dividends from net investment income to common shareholders. Distributions of net realized capital gains, if any, will be paid at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 7.

(d) INVERSE FLOATING RATE INVESTMENTS AND FLOATING RATE NOTE OBLIGATIONS:
Inverse floating rate instruments are notes whose coupon rate fluctuates inversely to a predetermined interest rate index. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, the holder of these inverse floating rate instruments retain all credit and interest rate risk associated with the full underlying bond and not just the par value of the inverse floating rate instrument. As such, these instruments should be viewed as having inherent leverage and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Leverage may cause the Fund's net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

The Fund may invest in inverse floating rate securities through either a direct purchase or through the transfer of bonds to a dealer trust in exchange for cash and/or residual interests in the dealer trust. For those inverse floating rate securities purchased directly, the instrument


                                       Semiannual Report | January 31, 2010 | 17

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | NOTES TO FINANCIAL STATEMENTS (unaudited) continued


is included in the Portfolio of Investments with income recognized on an accrual basis. The Fund did not invest in inverse floaters during the period ended January 31, 2010.

(e) SUBSEQUENT EVENTS: The Fund adopted ASC 855, Subsequent Events ("ASC 855") (formerly known as FAS No. 165). ASC 855 requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the statement of assets and liabilities. ASC 855 is intended to establish general standards of accounting and for disclosure of events that occur after the statement of assets and liabilities date but before the financial statements are issued or are available to be issued. The Fund has performed an evaluation of subsequent events through March 24, 2010, which is the date the financial statements were issued.

Note 3 -- AGREEMENTS:

Pursuant to an Investment Advisory Agreement (the "Advisory Agreement") between MBIA Capital Management Corp. (the "Adviser") and the Fund, the Adviser is responsible for the daily management of the Fund's portfolio, which includes buying and selling securities for the Fund, as well as investment research, subject to the direction of the Fund's Board of Trustees. The Adviser is a subsidiary of MBIA Asset Management, LLC which, in turn, is a wholly-owned subsidiary of MBIA, Inc. The Advisory Agreement provides that the Fund shall pay to the Adviser a monthly fee for its services at the annual rate of 0.39% of the sum of the Fund's average daily managed assets. ("Managed Assets" represent the Fund's total assets including the assets attributable to the proceeds from any financial leverage but excluding the assets attributable to floating rate note obligations, minus liabilities, other than debt representing financial leverage.) The Adviser contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the annual rate of 0.09% of the Fund's average daily Managed Assets from the commencement of the Fund's operations through September 1, 2008 and at the annual rate of 0.042% thereafter through September 1, 2009. Effective June 16, 2006, the Adviser voluntarily agreed to waive an additional 0.0375% of advisory fees and has since agreed to forego the scheduled step down in the contractual waiver scheduled for September 1, 2008 and September 1, 2009. These waivers are voluntary in nature and can be discontinued or increased at the Adviser's discretion.

Pursuant to a Servicing Agreement, Claymore Securities, Inc. (the "Servicing Agent") acts as servicing agent to the Fund. The Servicing Agent receives an annual fee from the Fund, payable monthly in arrears, in an amount equal to 0.26% of the average daily value of the Fund's Managed Assets. The Servicing Agent contractually agreed to waive a portion of the servicing fee it is entitled to receive from the Fund at the annual rate of 0.06% of the average daily value of the Fund's Managed Assets from the commencement of the Fund's operations through September 1, 2008 and at the annual rate of 0.028% thereafter through September 1, 2009. Effective June 16, 2006, the Servicing Agent voluntarily agreed to waive an additional 0.025% of servicing fees and has since agreed to forego the scheduled step down in the contractual waiver scheduled for September 1, 2008 and September 1, 2009. These waivers are voluntary in nature and can be discontinued or increased at the Servicing Agent's discretion.

On July 17, 2009, Claymore Group Inc., the parent of Claymore Securities, Inc., entered into an Agreement and Plan of Merger between and among Claymore Group Inc., Claymore Holdings, LLC and GuggClay Acquisition, Inc. (with the latter two entities being wholly-owned, indirect subsidiaries of Guggenheim Partners, LLC ("Guggenheim")). The transaction closed on October 14, 2009, whereby GuggClay Acquisition, Inc. merged into Claymore Group Inc., the surviving entity. The transaction resulted in a change-of-control whereby Claymore Group Inc. and its subsidiaries, including the Servicing Agent, became indirect, wholly-owned subsidiaries of Guggenheim. The transaction has not affected the daily operations of the Fund or the services provided by the Servicing Agent.

The servicing agreement for the Fund automatically terminated as a result of the Guggenheim transaction. The Fund's Board of Trustees considered and approved a new servicing agreement for the Fund; however, shareholder approval of the new agreement was not required.

Under a separate Fund Administration agreement, Claymore Advisors, LLC, an affiliate of the Servicing Agent, provides fund administration services to the Fund. Claymore Advisors, LLC receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

MANAGED ASSETS                                                              RATE
--------------------------------------------------------------------------------
First $200,000,000                                                       0.0275%
Next $300,000,000                                                        0.0200%
Next $500,000,000                                                        0.0150%
Over $1,000,000,000                                                      0.0100%
================================================================================

For the six months ended January 31, 2010, the Fund incurred approximately $25,000 in fund administration fees.

The Bank of New York Mellon ("BNY") acts as the Fund's custodian, accounting agent, auction agent and transfer agent. As custodian, BNY is responsible for the custody of the Fund's assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund. As auction agent, BNY is responsible for conducting the auction of the preferred shares. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Certain officers and/or trustees of the Fund are officers and/or directors of the Adviser and the Servicing Agent.

The Fund does not compensate its officers who are officers of the aforementioned firms.

Note 4 -- FEDERAL INCOME TAXES:
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on the tax components of investments as of January 31, 2010 is as follows:

     COST OF
 INVESTMENTS           GROSS TAX            GROSS TAX         NET TAX UNREALIZED
     FOR TAX          UNREALIZED           UNREALIZED            APPRECIATION ON
    PURPOSES        APPRECIATION         DEPRECIATION                INVESTMENTS
--------------------------------------------------------------------------------
$174,660,066          $6,627,831          ($3,319,829)                $3,308,002
--------------------------------------------------------------------------------

The difference between book and tax basis cost of investments is due to book/tax differences on the recognition of partnership/trust income.

As of July 31, 2009, the components of accumulated earnings/(losses) (excluding paid-in capital) on a tax basis were as follows:

                                                ACCUMULATED           UNREALIZED
           UNDISTRIBUTED     UNDISTRIBUTED      CAPITAL AND        APPRECIATION/
       TAX-EXEMPT INCOME   ORDINARY INCOME     OTHER LOSSES       (DEPRECIATION)
--------------------------------------------------------------------------------
2009          $1,317,546               $--      ($7,156,243)        ($5,624,691)
--------------------------------------------------------------------------------

The cumulative timing differences under tax basis accumulated capital and other losses as of July 31, 2009 are due to investments in partnerships/trusts.

As of July 31, 2009, for federal income tax purposes, the Fund had a capital loss carryforward of $6,782,056 available to offset possible future capital gains. The capital loss carryforward is set to expire as follows: $1,384,327 on July 31, 2013, $625,460 on July 31, 2014 and $4,772,269 on July 31, 2017.


18 | Semiannual Report | January 31, 2010

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | NOTES TO FINANCIAL STATEMENTS (unaudited) continued


Distributions paid to shareholders during the tax years ended July 31, 2009 were characterized as follows for tax purposes:

                 TAX EXEMPT       ORDINARY         LONG-TERM               TOTAL
                     INCOME         INCOME      CAPITAL GAIN       DISTRIBUTIONS
--------------------------------------------------------------------------------
2009             $7,577,820       $135,216               $--          $7,713,036
--------------------------------------------------------------------------------

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. During the year ended July 31, 2009, the Fund incurred and elected to defer $374,187 as post-October losses.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those years that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 -- INVESTMENT TRANSACTIONS:

Purchases and sales of investment securities, excluding short-term investments, for the six months ended January 31, 2010, aggregated $3,506,506 and $5,088,190, respectively.

Note 6 -- DERIVATIVES:

The Fund adopted ASC 815, Derivatives and Hedging ("ASC 815") (formerly known as FAS No. 161), effective January 31, 2009. ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows.

The adoption of ASC 815 had no impact to the financial statements as the Fund did not hold derivative instruments during the six months ended January 31, 2010.

Note 7 -- CAPITAL:

There are an unlimited number of $.001 par value common shares of beneficial interest authorized and 7,935,591 common shares outstanding at January 31, 2010, of which the Adviser owned 9,990 shares. There were no transactions in common shares for the six months ended January 31, 2010 or the year ended July 31, 2009.

On October 27, 2003, the Fund issued 1,389 shares of Auction Market Preferred Shares ("AMPS"), Series M7 and 1,389 shares of Auction Market Preferred Shares, Series W28. The preferred shares have a liquidation value of $25,000 per share plus any accumulated unpaid dividends. As of January 31, 2010, the Fund had 1,389 shares each of Auction Market Preferred Shares, Series M7 and W28, outstanding. Dividends on the preferred shares are cumulative at a rate that is set by auction procedures. Distributions of net realized capital gains, if any, are made annually.

The broad auction-rate preferred securities market, including the Fund's AMPS, has experienced considerable disruption since mid-February, 2008. The result has been failed auctions on nearly all auction-rate preferred shares, including the Fund's AMPS. A failed auction is not a default, nor does it require the redemption of the Fund's AMPS.

Provisions in the AMPS offering documents establish a maximum rate in the event of a failed auction. The AMPS reference rate is the higher of LIBOR or 90% of the taxable equivalent of the short-term municipal bond rate. The maximum rate, for auctions for which the Fund has not given notice that the auction will consist of net capital gains or other taxable income, is the higher of the reference rate times 110% or the reference rate plus 1.10% .

Management will continue to monitor events in the marketplace and continue to evaluate the Fund's leverage as well as any alternative that may be available.


The range of dividend rates on the Fund's AMPS for the six months ended January 31, 2010, were as follows:

SERIES                LOW          HIGH        AT 1/31/10      NEXT AUCTION DATE
--------------------------------------------------------------------------------
M7                 1.322%        1.626%            1.405%                2/01/10
W28                1.405%        1.585%            1.405%                2/24/10
--------------------------------------------------------------------------------

The Fund is subject to certain limitations and restrictions while the AMPS are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of AMPS at their liquidation value plus any accrued dividends.

The AMPS, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the AMPS.

Note 8 -- BORROWINGS:

The Fund has an uncommitted $2,000,000 line of credit with BNY. Interest on the amount borrowed is based on the Federal Funds Rate plus a spread on outstanding balances. At January 31, 2010 there was no outstanding balance in connection with the Fund's uncommitted line of credit. The average daily amount of borrowings during the six months ended January 31, 2010 was $158,837 with a related weighted average interest rate of 0.88% .

Note 9 -- INDEMNIFICATIONS:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 -- SUBSEQUENT EVENTS:

On November 27, 2009, the Fund announced that it will commence a tender offer for up to 15% of its outstanding common shares at a price equal to 98% of the Fund's net asset value per share as of the close of the regular trading session of the New York Stock Exchange on March 15, 2010. The tender offer commenced on February 11, 2010 and this tender offer closed on March 12, 2010. The Fund repurchased for cash, on a pro-rata basis for those participating in the tender offer, 15% of the Fund's outstanding shares at a price of $13.73 per share. In addition, upon the occurrence of certain events and certain other terms and conditions, the Fund's Board of Trustees has also agreed to conduct up to three further tender offers as soon as reasonably practicable after June 1, 2010, September 1, 2010 and December 1, 2010.

On February 8, 2010, MBIA Inc. announced that it restructured MBIA Asset Management Group. Which is, now known as Cutwater Asset Management ("Cutwater"). Cutwater will operate under the MBIA corporate umbrella as a separate operating company focused on fixed-income asset management. Cutwater continues to be led by the management team in place before the restructuring. In addition to its third-party advisory business, Cutwater will continue to manage proprietary portfolios on a fee-for-service basis for MBIA, Inc.

DIVIDEND DECLARATIONS -- COMMON SHAREHOLDERS
The Fund has declared the following dividends to common shareholders:

RATE PER        DECLARATION        EX-DIVIDEND           RECORD          PAYABLE
   SHARE               DATE               DATE             DATE             DATE
--------------------------------------------------------------------------------
 $0.0825            2/01/10            2/10/10          2/12/10          2/26/10
 $0.0825            2/01/10            3/11/10          3/15/10          3/31/10
--------------------------------------------------------------------------------


                                       Semiannual Report | January 31, 2010 | 19

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Supplemental INFORMATION | (unaudited)


The Annual Meeting of Shareholders of the Fund was held on January 29, 2010. At this meeting, common and preferred shareholders of the Fund voted on the election of Trustees.

Voting results for the election of Trustees by common shareholders are set forth below:

                                                # OF SHARES
                              IN FAVOR              AGAINST             WITHHELD
--------------------------------------------------------------------------------
Kevin M. Robinson            7,441,064              371,271              123,256

Voting results for the election of Trustees by preferred shareholders are set forth below:

                                                             # OF SHARES
                                                    IN FAVOR             AGAINST
--------------------------------------------------------------------------------
Kevin M. Robinson                                      2,445                 333
Ronald E. Toupin, Jr.                                  2,445                 333

The terms of the following Trustees of the Fund did not expire in 2009: Randall
C. Barnes, Clifford D. Corso and Ronald A. Nyberg.



TRUSTEES

The Trustees of the MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund and their principal occupations during the past five years:

NAME, ADDRESS*,                                                                                 NUMBER OF
YEAR OF                 TERM OF OFFICE**      PRINCIPAL OCCUPATION DURING                       PORTFOLIOS IN THE    OTHER
BIRTH AND POSITION(S)   AND LENGTH OF         THE PAST FIVE YEARS AND                           FUND COMPLEX***      DIRECTORSHIPS
HELD WITH REGISTRANT    TIME SERVED           OTHER AFFILIATIONS                                OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Randall C. Barnes       Since 2006            Private Investor (2001-present). Formerly,        41                   None
Year of Birth: 1951                           Senior Vice President & Treasurer, PepsiCo.,
Trustee                                       Inc. (1993-1997), President, Pizza Hut
                                              International (1991-1993) and Senior Vice
                                              President, Strategic Planning and New
                                              Business Development (1987-1990) of PepsiCo,
                                              Inc. (1987-1997).
------------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg        Since 2003            Partner of Nyberg & Cassioppi, LLC, a law         44                   None
Year of Birth: 1953                           firm specializing in corporate law, estate
Trustee                                       planning and business transactions
                                              (2000-present). Formerly, Executive Vice
                                              President, General Counsel and Corporate
                                              Secretary of Van Kampen Investments
                                              (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
Ronald E. Toupin, Jr.   Since 2003            Retired. Formerly, Vice President, Manager        41                   None
Year of Birth: 1958                           and Portfolio Manager of Nuveen Asset
Trustee                                       Management (1998-1999), Vice President of
                                              Nuveen Investment Advisory Corp.
                                              (1992-1999), Vice President and Manager of
                                              Nuveen Unit Investment Trusts (1991-1999),
                                              and Assistant Vice President and Portfolio
                                              Manager of Nuveen Unit Investment Trusts
                                              (1988-1999), each of John Nuveen & Co., Inc.
                                              (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Clifford D. Corso+      Since 2003            President of Cutwater Asset Management;           1                    None
113 King Street                               Chief Investment Officer, MBIA Insurance
Armonk, NY 10504                              Corp.
Year of Birth: 1961
Trustee and President
------------------------------------------------------------------------------------------------------------------------------------
Kevin M. Robinson++     Trustee since 2009    Senior Managing Director and General Counsel      2                    None
Year of Birth: 1959     Chief Legal Officer   of Claymore Advisors, LLC, Claymore
Trustee and             since 2008            Securities, Inc. and Claymore Group Inc.
Chief Legal Officer                           (2007-present). Formerly, Associate General
                                              Counsel and Assistant Corporate Secretary of
                                              NYSE Euronext, Inc. (2000-2007).
------------------------------------------------------------------------------------------------------------------------------------

* The business address of each Trustee unless otherwise noted is c/o MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund, 2455 Corporate West Drive, Lisle, IL 60532.

** The Trustees of each class shall be elected at an annual meeting of shareholders or special meeting in lieu thereof called for that purpose, and each Trustee elected shall hold office until his or her successor shall have been elected and shall have qualified. The term of office of a Trustee shall terminate and a vacancy shall occur in the event of the death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office, or removal, of a Trustee.

*** The Claymore Fund Complex consists of U. S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

+ Mr. Corso is an "interested person" (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund because of his position as an officer of Cutwater Asset Management, the Fund's Investment Adviser.

++ Mr. Robinson is an "interested person" (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund because of his position as an officer of Claymore Securities, Inc., the Fund's Servicing Agent, and certain of its affiliates.


20 | Semiannual Report | January 31, 2010

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | SUPPLEMENTAL INFORMATION (unaudited) continued

PRINCIPAL EXECUTIVE OFFICERS
The Officers of the MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR OF BIRTH AND    TERM OF OFFICE** AND        PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS AND
POSITION(S) HELD WITH REGISTRANT     LENGTH OF TIME SERVED       OTHER AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell                    Since 2008                  Senior Managing Director and Chief Investment Officer of
Year of birth: 1955                                              Claymore Advisors, LLC and Claymore Securities, Inc.
Chief Executive Officer                                          (2008-present). Formerly, Managing Director of Research,
                                                                 Nuveen Asset Management (2000-2007).
------------------------------------------------------------------------------------------------------------------------------------
Steven M. Hill                       Since 2006                  Senior Managing Director of Claymore Advisors, LLC and
Year of Birth: 1964                                              Claymore Securities, Inc. (2005-present). Formerly, Chief
Chief Financial Officer,                                         Financial Officer of Claymore Group Inc. (2005-2006).
Chief Accounting Officer                                         Managing Director of Claymore Advisors, LLC and Claymore
and Treasurer                                                    Securities, Inc. (2003-2005). Treasurer of Henderson Global
                                                                 Funds and Operations Manager for Henderson Global Investors
                                                                 (North America) Inc., (2002-2003); Managing Director,
                                                                 FrontPoint Partners LLC (2001-2002); Vice President, Nuveen
                                                                 Investments (1999-2001); Chief Financial Officer, Skyline
                                                                 Asset Management LP, (1999); Vice President, Van Kampen
                                                                 Investments and Assistant Treasurer, Van Kampen mutual funds
                                                                 (1989-1999).
------------------------------------------------------------------------------------------------------------------------------------
Melissa J. Nguyen                    Since 2006                  Vice President and Assistant General Counsel of Claymore
Year of Birth: 1978                                              Group Inc. (2005-present). Secretary of certain funds in the
Secretary                                                        Fund Complex. Formerly, Associate, Vedder Price P.C.
                                                                 (2003-2005).
------------------------------------------------------------------------------------------------------------------------------------
Bruce Saxon                          Since 2006                  Vice President -- Fund Compliance Officer of Claymore
Year of Birth: 1957                                              Advisors, LLC (2006 -- present). Formerly, Chief Compliance
Chief Compliance Officer                                         Officer/Assistant Secretary of Harris Investment Management,
                                                                 Inc. (2003-2006). Director -- Compliance of Harrisdirect LLC
                                                                 (1999-2003).
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey S. MacDonald                 Since 2007                  Director of Advisory Services Portfolio Management, MBIA
113 King Street                                                  Asset Management (2007-present). Formerly, Vice President
Armonk, NY 10504                                                 and Portfolio Manager, Hartford Investment Management
Year of Birth: 1970                                              Company (2005-2007); Fixed Income Portfolio Analyst,
Vice President                                                   Wellington Management Company (2000-2004).
------------------------------------------------------------------------------------------------------------------------------------
Leonard I. Chubinsky                 Since 2003                  General Counsel and Secretary, MBIA Asset Management LLC &
113 King Street                                                  MBIA Capital Management Corp.; Deputy General Counsel, MBIA
Armonk, NY 10504                                                 Insurance Corp.
Year of Birth: 1948
Assistant Secretary and
Assistant Vice President
------------------------------------------------------------------------------------------------------------------------------------

* The business address of each officer, unless otherwise noted, is c/o MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund, 2455 Corporate West Drive, Lisle, IL 60532.

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.


                                       Semiannual Report | January 31, 2010 | 21

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Dividend Reinvestment PLAN | (unaudited)


Pursuant to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), unless a shareholder is ineligible or elects otherwise, all dividend and capital gains distributions are automatically reinvested by The Bank of New York Mellon ("Administrator"), as agent for shareholders in administering the Plan (the "Plan Agent"), in additional common shares of the Fund. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to confirm that they are eligible to participate in the Plan. Shareholders who are ineligible or who elect not to participate in the Plan will receive all dividends and distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Administrator, as dividend paying agent. Such shareholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to Administrator, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or capital gains distribution.

Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as "dividends") payable in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("newly issued shares") or (ii) by purchase of outstanding common shares on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the payment date, provided that, if the net asset value per share is less than or equal to 95% of the market price per share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per share on the payment date. If on the dividend payment date the net asset value per share is greater than the market value plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

If, before the Plan Agent has completed its open-market purchases, the market price of the common shares exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued shares at the net asset value per share at the close of business on the last purchase date; provided that, if the net asset value per share is less than 95% of the market price per share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per share on the payment date.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All questions and correspondence concerning the Plan should be directed to the Plan Administrator, BNY Mellon Shareowner Services, P.O. Box 358015, Pittsburgh, PA 15252-8015, Phone Number: 866-488-3559.


22 | Semiannual Report | January 31, 2010

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Fund INFORMATION |


BOARD OF TRUSTEES
Randall C. Barnes

Clifford D. Corso*

Ronald A. Nyberg

Kevin M. Robinson**

Ronald E. Toupin, Jr.

* Trustee is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, as a result of his position as an officer of the Fund's Investment Adviser.

** Trustee is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, as a result of his position as an officer of Claymore Securities, Inc., the Fund's Servicing Agent and certain of its affiliates.


OFFICERS
Clifford D. Corso*
President

J. Thomas Futrell
Chief Executive Officer

Steven M. Hill
Chief Financial Officer,
Chief Accounting Officer
and Treasurer

Jeffrey S. MacDonald
Vice President

Bruce Saxon
Chief Compliance Officer

Melissa J. Nguyen
Secretary

Leonard I. Chubinsky
Assistant Secretary and
Assistant Vice President


INVESTMENT ADVISER
Cutwater Asset
Management Armonk,
New York

SERVICING AGENT
Claymore Securities, Inc.
Lisle, Illinois

ADMINISTRATOR
Claymore Advisors, LLC
Lisle, Illinois

ACCOUNTING AGENT,
CUSTODIAN, TRANSFER
AGENT AND AUCTION AGENT
The Bank of
New York Mellon
New York, New York

LEGAL COUNSEL
Simpson Thacher &
Bartlett LLP
New York, NewYork

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, Illinois



PRIVACY PRINCIPLES OF MBIA CAPITAL/CLAYMORE MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND FOR SHAREHOLDERS

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us and our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or third parties, except as permitted by law. We share only the minimum information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financial and tax forms. Even within MBIA and its affiliated entities, only a limited number of people who actually service accounts will ever have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, MBIA and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our website-www.MBIA.com.

QUESTIONS CONCERNING YOUR SHARES OF MBIA CAPITAL/CLAYMORE MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND:

o    If your shares are held in a Brokerage Account, contact your Broker.

o If you have physical possession of your shares in certificate form, contact the Fund's Accounting Agent, Custodian, Transfer Agent and Auction Agent:
     The Bank of New York Mellon, 101 Barclay 11E, New York, New York 10286
     (866) 488-3559

This report is sent to shareholders of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The Fund has adopted the Adviser's proxy voting policies and procedures to govern the voting of proxies relating to the voting securities of the Fund. A description of the Adviser's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 819-5301.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866) 819-5301 or by accessing the Fund's Form N-PX on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov or www.claymore/mzf.com.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at www.sec.gov or www.claymore.com/mzf. The Fund's Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov .

NOTICE TO SHAREHOLDERS

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common and preferred stock in the open market or in private transactions.


                                       Semiannual Report | January 31, 2010 | 23

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

About the FUND MANAGER |


CUTWATER ASSET MANAGEMENT

Cutwater Asset Management ("Cutwater"), the Fund's Investment Adviser, is based in Armonk, New York and was created in 1991 to provide fixed-income investment products and services to institutional and retail clients. The firm specializes in the management of fixed-income securities and provides expertise in investment-grade municipal bond investing. Cutwater is a wholly-owned subsidiary of MBIA, Inc., which is listed on the New York Stock Exchange and is a component stock of the S&P 500 Index. Additional information can be found at cutwater.com.

INVESTMENT PHILOSOPHY

Cutwater Asset Management's philosophy is anchored in the conviction that a high quality municipal portfolio diversified among maturities will provide favorable risk-adjusted performance over time and through a variety of market cycles. Cutwater Asset Management believes that security selection is enhanced by its large and dedicated staff of credit analysts. Each analyst has a thorough understanding of the broad market, but focuses research on a particular segment of the larger market.

INVESTMENT PROCESS

Investment strategy, including credit quality, yield curve positioning and duration targets, is set for portfolios at regular strategy meetings with the firm's chief investment officer, portfolio managers and sector specialists. Credit quality decisions are based on credit bands established for each of the portfolios and the current relative value of securities within each of the credit bands. Duration target decisions are based on duration bands which direct the overall risk profile of portfolios relative to their benchmarks and the consensus outlook on the term structure of interest rates. Duration management is extended to each of the individual market sectors. Using the guidelines established in the strategy meetings, the municipal portfolio managers work closely with research analysts. Cutwater's rigorous bottom-up process is rooted in fundamental credit analysis and Cutwater's proprietary research.

CUTWATER ASSET MANAGEMENT
113 King Street
Armonk, NY 10504
(03/10)

CLAYMORE SECURITIES, INC.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC
(03/10)

NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE


MZF
LISTED
NYSE

MZF-SAR0110

ITEM 2. CODE OF ETHICS.

Not applicable for a semi-annual reporting period.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for a semi-annual reporting period.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable for a semi-annual reporting period.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT.

Not applicable for a semi-annual reporting period.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for a semi-annual reporting period.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for a semi-annual reporting period.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act of 1940, that the registrant's disclosure controls and procedures were effective as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2 (a) of the Investment Company Act of 1940.

(a)(3) Not Applicable.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act of 1940 and
Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MBIA Capital /Claymore Managed Duration Investment Grade Municipal
             ------------------------------------------------------------------
Fund

By:    /s/ J. Thomas Futrell
       ---------------------------------------------------
Name:      J. Thomas Futrell

Title:     Chief Executive Officer

Date:      April 5, 2010


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ J. Thomas Futrell
       ---------------------------------------------------
Name:      J. Thomas Futrell

Title:     Chief Executive Officer

Date:      April 5, 2010


By:    /s/ Steven M. Hill
       ---------------------------------------------------
Name:      Steven M. Hill

Title:     Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:      April 5, 2010